UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund only)

Date of reporting period: November 30, 2022

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay Cushing® MLP
Premier Fund

Message from the President and Annual Report
November 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The 12-month reporting period ended November 30, 2022, began on a positive note with economic growth and gradual commercial reopening bolstering markets, despite a new wave of COVID-19 infections. However, a host of economic and geopolitical headwinds—including sharply rising inflation, increasing interest rates, mounting geopolitical uncertainty related to Russia’s invasion of Ukraine and the lingering effects of the pandemic—weighed on investor confidence as the reporting period progressed and drove increasingly turbulent market conditions.
Inflation had started to climb in response to government stimulus and accommodative monetary policies even before the onset of the reporting period. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned sharply negative in January and February 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion, which exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract during the first and second quarters of 2022 for the first time since the height of the pandemic. Despite this contraction, consumer spending, a primary driver of U.S. economic growth, remained strong, prompting GDP to rise again in the third quarter. Prices for petroleum surged to multi-year highs in mid-2022 and natural gas prices climbed steeply, while many key agricultural chemicals and industrial metal prices reached record levels. Although prices for some commodities retreated from July through November, most remained elevated relative to historical norms. The U.S. Federal Reserve responded to rapidly rising inflation with its most aggressive series of rate hikes in decades, raising the federal funds rate—which stood near 0.00% at the beginning of the reporting period—to a range of 3.75-4.00% as of November 30, 2022.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by double digits during the reporting period. Although most sectors lost ground or posted only mild gains, energy stocks soared, particularly those of companies leveraged to high fuel prices. Shares in energy transportation & storage companies gained ground, but generally lagged the overall sector, while most renewable energy stocks, such as YieldCos, slumped along with the broader equity market.
Today, global political and economic attention remains primarily focused on the impact of rising inflation and the war in Ukraine. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are widely viewed as key to the near-term performance of global markets and economies. While developments in Ukraine pose the greatest challenges for nearby European economies, many of which were largely dependent on Russian oil and gas supplies for power and heat at the start of hostilities, the conflict continues to destabilize global order and also undermine investor confidence. Accordingly, the timing and outcome of the war will undoubtedly play a major role in global economic developments for some time to come.
Amid a rapidly evolving macroeconomic and market environment, New York Life Investments continually works to deliver relevant and innovative approaches to help you better achieve your financial goals. As part of our multi-boutique approach, MainStay Cushing MLP Premier Fund offers you Cushing Asset Management team’s deep experience and insight into the complex world of midstream energy investing. Access to specialty asset classes is one of the ways we strive to provide a wide spectrum of solutions tailored to your specific needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended November 30, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 5.5% Initial Sales Charge	With sales charges	10/20/2010	26.65%	4.95%	1.37%	1.61%
		Excluding sales charges		34.02	6.15	1.95	1.61
Investor Class Shares[3]	Maximum 5.0% Initial Sales Charge	With sales charges	7/11/2014	27.41	4.98	-1.96	1.64
		Excluding sales charges		34.12	6.18	-1.30	1.64
Class C Shares[2]	Maximum 1.0% CDSC	With sales charges	10/20/2010	32.01	5.33	1.17	2.39
	if Redeemed Within One Year of Purchase	Excluding sales charges		33.01	5.33	1.17	2.39
Class I Shares[2]	No Sales Charge		10/20/2010	34.30	6.40	2.21	1.36

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

Benchmark Performance*	One Year	Five Years	Ten Years
Alerian Midstream Energy Select Index[1]	29.16%	7.45%	6.57%
Cushing MLP Premier Tiered Index[2]	29.16	4.24	1.27
Alerian MLP Index[3]	42.25	6.06	2.15
Morningstar Energy Limited Partnership Category Average[4]	32.34	5.78	2.43

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Alerian Midstream Energy Select Index is a broad-based composite of North American energy infrastructure companies. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.
2.	The returns for the tiered benchmark represent the returns of the Alerian MLP Index prior to December 1, 2020 and the returns of the Alerian Midstream Energy Select Index thereafter.
3.	The Alerian MLP Index is a capped, float-adjusted, capitalization-weighted index and a leading gauge of energy MLPs.
4.	The Morningstar Energy Limited Partnership Category Average is representative of funds that invest primarily a significant amount of their portfolio in energy master limited partnerships. These include but are not limited to limited partnerships specializing in midstream operations in the energy industry. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Cushing® MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing® MLP Premier Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2022 to November 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2022 to November 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 6/1/22	Ending Account Value (Based on Actual Returns and Expenses) 11/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,058.60	$ 7.38	$1,017.90	$ 7.23	1.43%
Investor Class Shares	$1,000.00	$1,059.70	$ 7.23	$1,018.05	$ 7.08	1.40%
Class C Shares	$1,000.00	$1,055.10	$11.08	$1,014.29	$10.86	2.15%
Class I Shares	$1,000.00	$1,059.90	$ 6.09	$1,019.15	$ 5.97	1.18%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

Portfolio Composition as of November 30, 2022 (1) (Unaudited)
(1) Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2) Common Stocks
(3) MLPs and Related Companies
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of November 30, 2022 (excluding short-term investments) (Unaudited)
1.	Targa Resources Corp.
2.	Energy Transfer LP
3.	Plains GP Holdings LP, Class A
4.	Cheniere Energy, Inc.
5.	Pembina Pipeline Corp.
6.	ONEOK, Inc.
7.	Kinder Morgan, Inc.
8.	Williams Cos., Inc. (The)
9.	Marathon Petroleum Corp.
10.	EnLink Midstream LLC

8	MainStay Cushing® MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager John M. Musgrave of Cushing Asset Management, LP, the Fund’s Subadvisor.
How did MainStay Cushing MLP® Premier Fund perform relative to its benchmarks and peer group during the 12 months ended November 30, 2022?
For the 12 months ended November 30, 2022, Class I shares of MainStay Cushing MLP® Premier Fund returned 34.30%, outperforming the 29.16% return of Alerian Midstream Energy Select Index, which was the Fund’s primary benchmark during the reporting period. Over the same period, the Fund also outperformed the 29.16% return of the Cushing MLP Premier Tiered Index, the Fund’s secondary benchmark, and underperformed the 42.25% return of the Alerian MLP Index, the Fund’s former primary benchmark. During the reporting period, Class I shares of the Fund outperformed the 32.34% return of the Morningstar Energy Limited Partnership Category Average.1
Were there any changes to the Fund during the reporting period?
Effective December 31, 2021, Jerry V. Swank no longer serves as a portfolio manager for the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, almost all subsectors made positive contributions to the Fund’s performance, with the exception of the YieldCo subsector which detracted. (Contributions take weightings and total returns into account.) The YieldCo subsector represents companies that develop, own and operate renewable electricity generation, mostly solar and wind.
The largest positive contributor to performance relative to the Alerian Midstream Energy Select Index was the Fund’s overweight positioning in the natural gas gatherers and processors subsector. The next-largest contributor was stock selection among large-cap diversified C-corporations. Conversely, underweight positioning in the Canadian midstream subsector detracted most from the Fund’s relative performance, although absolute performance in the subsector was positive. Overweight positioning in the renewable YieldCo subsector further detracted.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, midstream energy delivered one of the strongest performances in history relative to the broader equity market. Early in the reporting period, the sector participated in an ongoing recovery in cyclical and commodity-oriented assets. In February 2022, geopolitical risk increased considerably with Russia’s invasion of Ukraine. In response, energy security became vitally important for many as Russian supply uncertainty—exacerbated by shortfalls in OPEC production—led to scarcity concerns. As the broader market struggled with rising inflation, tighter monetary policies and mounting recession fears, the energy sector continued to advance thanks to the near-term, structurally short oil and natural gas balance that supported U.S. production and midstream energy infrastructure assets. As of the end of the reporting period, we believe that key risks to the broader market—higher commodity prices, inflation and interest rates—could continue to support the midstream energy sector.
During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?
From a relative standpoint, the subsectors providing the strongest positive contributions to the Fund’s performance included natural gas gatherers & processors, large-cap diversified C-corporations and refiners. In general, companies with higher direct and indirect energy commodity price exposure (including production volumes) outperformed during the reporting period. These companies, typically natural gas gatherers & processors, exhibited elevated exposure to wellhead economics. The Fund held overweight exposure to natural gas gatherers & processors as of the end of the reporting period.
As previously noted, the subsectors detracting the most from the Fund’s relative performance included Canadian midstream and renewable YieldCo. While the Canadian midstream subsector produced positive absolute performance, throughout the reporting period this subsector represented one of the largest underweight positions in the Fund versus the Alerian Midstream Energy Select Index. This underweight exposure was the main detractor from relative performance. Overweight positioning in the renewable YieldCo subsector further detracted from relative and absolute performance. We believe a rising rate environment, supply chain constraints, cost inflation concerns and regulatory uncertainty regarding solar import tariffs provided near-term headwinds to the subsector during the reporting period. Longer term, however, it’s our view that this subsector is likely to benefit from secular growth trends and increased investor focus on environmental, social and governance (ESG) attributes.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
On an absolute basis, the top contributors to the Fund’s performance included Cheniere Energy, Energy Transfer and Targa Resources. All three companies were among the Fund’s largest holdings during the reporting period, and all three benefited from strong commodity prices and increased demand for domestic hydrocarbons. As of the end of the reporting period, all three holdings retained top relative and absolute weightings in the Fund.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

Cheniere Energy, which exports liquified natural gas (“LNG”), benefited from higher international demand for LNG and rising LNG prices resulting from the Russia-Ukraine conflict. The company also signed additional LNG agreements during 2022 and was expected to continue to benefit as the United States announced plans to increase LNG exports to Europe to help offset European Union purchases of natural gas from Russia.
Energy Transfer, a large-cap diversified MLP company, benefited during the reporting period from a significant improvement in operating fundamentals, along with higher natural gas and natural gas liquids (“NGLs”) prices. Having previously reduced the dividend to accelerate debt reduction, the company increased its distribution by approximately 15% in each of the four quarters during the reporting period, with the stated intention of returning to its prior distribution level in the near term.
Targa Resources, which gathers, processes, fractionates and exports natural gas and NGLs, took radical action with its dividend and capital spending in 2020 in order to repair its balance sheet and drive positive free cash flow. These actions allowed Targa to significantly enhance shareholder returns during the reporting period, providing a 250% dividend increase, while also continuing its program of share buybacks. Additionally, Targa benefited from a significant improvement in operating fundamentals and higher natural gas and NGL prices, resulting in strong earnings announcements and a positive revision to financial guidance.
On an absolute basis, the weakest contributors to the Fund’s performance were Tellurian, Atlantica Sustainable Infrastructure and NextEra Energy Partners. Tellurian, Inc., which develops LNG projects in the United States, was negatively affected by financing issues, specifically the failure to bring a debt deal to market, which, in turn, resulted in the termination of purchase agreements from counterparties that were needed to back the company’s planned Driftwood LNG project. NextEra Energy and Atlantica Sustainable Infrastructure both own and operate a diversified portfolio of highly contracted renewable and conventional power generation projects. We believe these stocks were negatively impacted by investor concerns regarding rising rates and inflation, as well as a general correction in renewable energy equities. The Fund’s exposure to NextEra Energy was reduced during the reporting period; however, some exposure remained in the Fund as of November 30, 2022. The Fund fully exited its positions in Atlantica Sustainable Infrastructure and Tellurian during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchase was shares of Energy Transfer, which also represented the second largest holding throughout the reporting period. Other large purchases included positions in DT Midstream and Western Midstream Partners. DT Midstream is a relatively new midstream company, which was spun off from DTE
Energy in 2021. In our view, DT Midstream offers an attractive, risk-adjusted opportunity, based on the company’s highly ratable, fee-based contracted cash flows, long-term EBITDA and dividend growth, and a conservative balance sheet. We believe Western Midstream Partners will continue to benefit from higher commodity prices and improved operating fundamentals, which we expect will drive continued earnings growth. Given the company’s conservative leverage profile and strong free cash flow generation, we also find its valuation attractive.
The Fund’s largest sales during the reporting period included holdings in Enbridge, TC Energy and Atlantica Sustainable Infrastructure. We trimmed the Fund’s positions in Enbridge and TC Energy in order to increase exposure to companies with greater commodity sensitivity and cheaper valuations. TC Energy also faced numerous headwinds during the reporting period, including higher capital expenditures, largely due to higher labor and materials costs, which were expected to negatively impact project returns. With elevated debt leverage and minimal free cash flow generation, the company’s financial flexibility was limited. Accordingly, TC Energy completed a dilutive equity issuance to help fund its current capital program. Both Enbridge and TC Energy remained in the Fund as of November 30, 2022, although they represented two of the Fund’s most significantly underweight positions relative to the Alerian Midstream Energy Select Index. As stated earlier, Atlantica Sustainable Infrastructure was no longer held in the Fund as of the same date, reflecting our view that inflation concerns may linger longer than expected, as well as our belief that traditional energy infrastructure is likely to benefit from greater tailwinds.
How did the Fund’s subsector weightings change during the reporting period?
The Fund’s subsector weightings remained generally stable during the reporting period. Exposure to the natural gas gatherers & processors subsector increased incrementally due to positive absolute and relative performance and additions to holdings of Western Midstream Partners and Crestwood Equity Partners, which somewhat offset the Fund’s sale of holdings in Rattler Midstream. Exposure to the natural gas transportation & storage subsector also increased due to the addition of a position in DT Midstream. Conversely exposure to renewable YieldCos decreased due to sales of holdings in Atlantica Sustainable Infrastructure and NextEra Energy Partners. Exposure to large cap diversified C-corporations also decreased slightly.
How was the Fund positioned at the end of the reporting period?
As of November 30, 2022, the Fund’s largest subsector exposures on an absolute basis included large-cap diversified C-corporations, natural gas gatherers & processors and large-cap diversified MLPs. Relative to the Alerian Midstream Energy Select Index, the Fund’s most overweight positions were Marathon
10	MainStay Cushing® MLP Premier Fund

Petroleum, Targa Resources and Crestwood Equity Partners. As of the same date, the Fund’s most significantly underweight positions were Enbridge, Enterprise Products Partners and TC Energy.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments November 30, 2022†
	Shares	Value
Common Stocks 59.8%
Canadian Midstream 1.9%
Canada 1.9%
Keyera Corp.	649,000	$ 15,120,737
General Partnerships 3.9%
United States 3.9%
EnLink Midstream LLC	2,350,000	30,221,000
Large Cap Diversified C Corps 33.4%
Canada 11.3%
Enbridge, Inc.	660,000	27,251,400
Pembina Pipeline Corp.	1,152,000	42,024,960
TC Energy Corp.	400,000	17,792,000
United States 22.1%
Cheniere Energy, Inc.	340,000	59,622,400
Kinder Morgan, Inc.	1,970,000	37,666,400
ONEOK, Inc.	600,000	40,152,000
Williams Cos., Inc. (The)	980,000	34,006,000
		258,515,160
Natural Gas Gatherers & Processors 9.0%
United States 9.0%
Targa Resources Corp.	935,000	69,554,650
Natural Gas Transportation & Storage 5.6%
United States 5.6%
DT Midstream, Inc.	450,000	27,148,500
Equitrans Midstream Corp.	1,896,000	15,907,440
		43,055,940
Refiners 3.9%
United States 3.9%
Marathon Petroleum Corp.	250,000	30,452,500
YieldCo 2.1%
United States 2.1%
Clearway Energy, Inc., Class C	451,000	15,983,440
Total Common Stocks (Cost $332,142,308)		462,903,427
MLP Investments and Related Companies 37.0%
Large Cap Diversified C Corps 7.9%
United States 7.9%
Plains GP Holdings LP, Class A	4,605,000	60,924,150
	Shares	Value
Large Cap MLP 16.2%
United States 16.2%
Energy Transfer LP	5,534,000	$ 69,396,360
Enterprise Products Partners LP	898,000	22,279,380
Magellan Midstream Partners LP	157,000	8,273,900
MPLX LP	760,000	25,832,400
		125,782,040
Natural Gas Gatherers & Processors 9.4%
United States 9.4%
Crestwood Equity Partners LP	854,661	25,315,059
Hess Midstream LP, Class A	760,000	23,734,800
Western Midstream Partners LP	863,000	24,146,740
		73,196,599
Small Cap Midstream 1.1%
United States 1.1%
Excelerate Energy, Inc., Class A	290,000	8,224,400
YieldCo 2.4%
United States 2.4%
NextEra Energy Partners LP	227,000	18,271,230
Total MLP Investments and Related Companies (Cost $180,016,299)		286,398,419
Short-Term Investment 3.3%
Affiliated Investment Company 3.3%
United States 3.3%
MainStay U.S. Government Liquidity Fund 3.6%(a)	26,006,321	26,006,321
Total Short-Term Investment (Cost $26,006,321)		26,006,321
Total Investments (Cost $538,164,928)	100.1%	775,308,167
Other Assets, Less Liabilities	(0.1)	(1,006,366)
Net Assets	100.0%	$ 774,301,801

†	Percentages indicated are based on Fund net assets.
(a)	Current yield as of November 30, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Cushing® MLP Premier Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 2,819	$ 183,138	$ (159,951)	$ —	$ —	$ 26,006	$ 86	$ —	26,006
Abbreviation(s):
MLP—Master limited partnership
The following is a summary of the fair valuations according to the inputs used as of November 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 462,903,427	$ —	$ —	$ 462,903,427
MLP Investments and Related Companies	286,398,419	—	—	286,398,419
Short-Term Investment
Affiliated Investment Company	26,006,321	—	—	26,006,321
Total Investments in Securities	$ 775,308,167	$ —	$ —	$ 775,308,167

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $512,158,607)	$749,301,846
Investment in affiliated investment companies, at value (identified cost $26,006,321)	26,006,321
Cash	2,184
Cash denominated in foreign currencies (identified cost $130,714)	131,232
Receivables:
Dividends	1,267,706
Investment securities sold	1,042,263
Fund shares sold	938,411
Other assets	49,798
Total assets	778,739,761
Liabilities
Payables:
Fund shares redeemed	3,095,314
Manager fees (See Note 3)	682,072
NYLIFE Distributors (See Note 3)	185,759
Transfer agent (See Note 3)	130,056
Shareholder communication	43,290
Professional fees	12,686
Custodian	10,314
Trustees	4,158
Franchise taxes	128,449
Accrued expenses	18,995
Distributions payable	126,867
Total liabilities	4,437,960
Net assets	$774,301,801
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 89,028
Additional paid-in-capital	681,449,603
681,538,631
Total distributable earnings (loss)	92,763,170
Net assets	$774,301,801
Class A
Net assets applicable to outstanding shares	$283,003,895
Shares of beneficial interest outstanding	31,897,974
Net asset value per share outstanding	$ 8.87
Maximum sales charge (5.50% of offering price)	0.52
Maximum offering price per share outstanding	$ 9.39
Investor Class
Net assets applicable to outstanding shares	$ 3,011,157
Shares of beneficial interest outstanding	338,653
Net asset value per share outstanding	$ 8.89
Maximum sales charge (5.00% of offering price)	0.47
Maximum offering price per share outstanding	$ 9.36
Class C
Net assets applicable to outstanding shares	$159,900,023
Shares of beneficial interest outstanding	21,866,338
Net asset value and offering price per share outstanding	$ 7.31
Class I
Net assets applicable to outstanding shares	$328,386,726
Shares of beneficial interest outstanding	34,924,981
Net asset value and offering price per share outstanding	$ 9.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Cushing® MLP Premier Fund

Statement of Operations for the year ended November 30, 2022
Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $24,748,338) (a)	$ 13,087,392
Dividends-affiliated	85,996
Total income	13,173,388
Expenses
Manager (See Note 3)	7,725,532
Distribution/Service—Class A (See Note 3)	620,186
Distribution/Service—Investor Class (See Note 3)	6,759
Distribution/Service—Class C (See Note 3)	1,504,077
Transfer agent (See Note 3)	295,250
Professional fees	220,380
Registration	74,254
Custodian	46,392
Shareholder communication	18,893
Trustees	3,934
Miscellaneous	17,412
Total expenses	10,533,069
Net investment income (loss)	2,640,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions, before income taxes	78,041,157
Foreign currency transactions	(121,116)
Net realized gain (loss)	77,920,041
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments, before income taxes	120,643,556
Translation of other assets and liabilities in foreign currencies	26,971
Net change in unrealized appreciation (depreciation)	120,670,527
Net realized and unrealized gain (loss)	198,590,568
Net increase (decrease) in net assets resulting from operations	$201,230,887

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,009,461.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended November 30, 2022 and November 30, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,640,319	$ 2,271,239
Net realized gain (loss)	77,920,041	68,289,184
Net change in unrealized appreciation (depreciation)	120,670,527	124,300,510
Net increase (decrease) in net assets resulting from operations	201,230,887	194,860,933
Distributions to shareholders:
Class A	(18,246,740)	(2,025,745)
Investor Class	(195,443)	(19,009)
Class C	(13,164,913)	(1,577,454)
Class I	(20,943,651)	(2,281,929)
	(52,550,747)	(5,904,137)
Distributions to shareholders from return of capital:
Class A	(5,391,374)	(25,045,240)
Investor Class	(57,748)	(235,021)
Class C	(3,889,844)	(19,502,814)
Class I	(6,188,232)	(28,212,558)
	(15,527,198)	(72,995,633)
Total distributions to shareholders	(68,077,945)	(78,899,770)
Capital share transactions:
Net proceeds from sales of shares	181,505,764	143,557,623
Net asset value of shares issued to shareholders in reinvestment of distributions	66,552,261	77,251,351
Cost of shares redeemed	(223,005,465)	(248,667,421)
Increase (decrease) in net assets derived from capital share transactions	25,052,560	(27,858,447)
Net increase (decrease) in net assets	158,205,502	88,102,716
Net Assets
Beginning of year	616,096,299	527,993,583
End of year	$ 774,301,801	$ 616,096,299
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 7.28	$ 5.93	$ 9.09	$ 10.64	$ 11.71
Net investment income (loss) (a)	0.04	0.03	(0.01)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	2.33	2.22	(2.25)	(0.52)	0.35
Total from investment operations	2.37	2.25	(2.26)	(0.61)	0.27
Less distributions:
From net investment income	(0.60)	(0.06)	—	—	—
Return of capital	(0.18)	(0.84)	(0.90)	(0.94)	(1.34)
Total distributions	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of year	$ 8.87	$ 7.28	$ 5.93	$ 9.09	$ 10.64
Total investment return (b)	34.02%	39.57%	(24.48)%	(6.40)%	1.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	0.45%	0.48%(c)	(0.13)%(c)	(0.92)%(c)	(0.67)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	0.45%	0.50%(c)	(0.11)%(c)	(0.90)%(c)	(0.66)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	1.45%	1.61%(c)	1.60%(c)	1.54%(c)	1.51%(c)
Portfolio turnover rate	32%	28%	33%	50%	50%
Net assets at end of year (in 000’s)	$ 283,004	$ 209,634	$ 168,532	$ 249,399	$ 278,507

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(32,777) is attributable to Class A.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(30,329) is attributable to Class A.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(48,618) is attributable to Class A.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(22,756) is attributable to Class A.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.45%, 1.59%, 1.59%, 1.53%, and 1.50% for the fiscal years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.45%, 1.59%, 1.59%, 1.53%, and 1.50% for the fiscal years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 7.29	$ 5.94	$ 9.10	$ 10.65	$ 11.71
Net investment income (loss) (a)	0.03	0.03	(0.01)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	2.35	2.22	(2.25)	(0.52)	0.36
Total from investment operations	2.38	2.25	(2.26)	(0.61)	0.28
Less distributions:
From net investment income	(0.60)	(0.07)	—	—	—
Return of capital	(0.18)	(0.83)	(0.90)	(0.94)	(1.34)
Total distributions	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of year	$ 8.89	$ 7.29	$ 5.94	$ 9.10	$ 10.65
Total investment return (b)	34.12%	39.50%	(24.45)%	(6.04)%	1.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	0.42%	0.40%(c)	(0.18)%(c)	(0.92)%(c)	(0.71)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	0.42%	0.42%(c)	(0.17)%(c)	(0.91)%(c)	(0.70)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	1.44%	1.64%(c)	1.64%(c)	1.54%(c)	1.53%(c)
Portfolio turnover rate	32%	28%	33%	50%	50%
Net assets at end of year (in 000's)	$ 3,011	$ 2,105	$ 1,783	$ 2,446	$ 2,575

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(311) is attributable to Investor Class.
For the year ended November 30, 2020, The Fund accrued $(111,509) in franchise tax expense, of which $(313) is attributable to Investor Class.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(466) is attributable to Investor Class.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(218) is attributable to Investor Class.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver was 1.44%, 1.62%, 1.63%, 1.53%, and 1.52% for the fiscal years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively. The ratio of expenses excluding tax expense to average net assets after waiver was 1.44%, 1.62%, 1.63%, 1.53%, and 1.52% for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 6.16	$ 5.17	$ 8.14	$ 9.69	$ 10.86
Net investment income (loss) (a)	(0.02)	(0.03)	(0.05)	(0.15)	(0.16)
Net realized and unrealized gain (loss)	1.95	1.92	(2.02)	(0.46)	0.33
Total from investment operations	1.93	1.89	(2.07)	(0.61)	0.17
Less distributions:
From net investment income	(0.60)	(0.08)	—	—	—
Return of capital	(0.18)	(0.82)	(0.90)	(0.94)	(1.34)
Total distributions	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of year	$ 7.31	$ 6.16	$ 5.17	$ 8.14	$ 9.69
Total investment return (b)	33.01%	38.36%	(25.03)%	(7.06)%	1.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(0.33)%	(0.41)%(c)	(0.87)%(c)	(1.65)%(c)	(1.45)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.33)%	(0.39)%(c)	(0.85)%(c)	(1.64)%(c)	(1.44)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	2.19%	2.39%(c)	2.39%(c)	2.29%(c)	2.28%(c)
Portfolio turnover rate	32%	28%	33%	50%	50%
Net assets at end of year (in 000’s)	$ 159,900	$ 140,379	$ 138,776	$ 272,423	$ 397,557

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(22,323) is attributable to Class C.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(29,666) is attributable to Class C.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(60,864) is attributable to Class C.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(34,832) is attributable to Class C.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 2.19%, 2.37%, 2.38%, 2.28%, and 2.27% for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 2.19%, 2.37%, 2.38%, 2.28%, and 2.27% for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 7.66	$ 6.19	$ 9.41	$ 10.95	$ 11.99
Net investment income (loss) (a)	0.06‡	0.05	0.01	(0.07)	(0.05)
Net realized and unrealized gain (loss)	2.46	2.32	(2.33)	(0.53)	0.35
Total from investment operations	2.52	2.37	(2.32)	(0.60)	0.30
Less distributions:
From net investment income	(0.60)	(0.07)	—	—	—
Return of capital	(0.18)	(0.83)	(0.90)	(0.94)	(1.34)
Total distributions	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of year	$ 9.40	$ 7.66	$ 6.19	$ 9.41	$ 10.95
Total investment return (b)	34.30%	39.87%	(24.27)%	(6.12)%	2.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	0.67%	0.72%(c)	0.19%(c)	(0.65)%(c)	(0.41)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	0.67%	0.74%(c)	0.21%(c)	(0.63)%(c)	(0.40)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	1.20%	1.36%(c)	1.35%(c)	1.29%(c)	1.26%(c)
Portfolio turnover rate	32%	28%	33%	50%	50%
Net assets at end of year (in 000’s)	$ 328,387	$ 263,978	$ 218,903	$ 461,177	$ 663,220

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(38,835) is attributable to Class I.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(51,201) is attributable to Class I.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(99,116) is attributable to Class I.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(50,008) is attributable to Class I.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.20%, 1.34%, 1.34%, 1.27%, and 1.25% for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.20%, 1.34%, 1.34%, 1.27%, and 1.25% for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Cushing® MLP Premier Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cushing® MLP Premier Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Cushing® MLP Premier Fund (the “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 20, 2010
Investor Class	July 11, 2014
Class C	October 20, 2010
Class I	October 20, 2010
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of March 31, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Investor Class shares may convert automatically to Class A shares. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, as described in Note 3(B) below.
The Fund's investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation

Notes to Financial Statements (continued)
materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of November 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended November 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a

22	MainStay Cushing® MLP Premier Fund

particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of November 30, 2022 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s

Notes to Financial Statements (continued)
IRC Form 1065, Schedule K-1, received from each MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.
Distributions received from the Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. The Fund estimates approximately 100% of the distributions received from Energy Trusts and MLPs to be from return of capital. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the Fund’s fiscal year end.
The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statements of Operations. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Concentration of Risk. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore the Fund may be subject to more risks than if it was more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which it invests may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.
The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended November 30, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser and a wholly-owned investment advisory subsidiary of Swank Capital, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.

24	MainStay Cushing® MLP Premier Fund

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion. During the year ended November 30, 2022, the effective management fee rate was 1.10%.
During the year ended November 30, 2022, New York Life Investments earned fees from the Fund in the amount of $7,725,532 and paid the Subadvisor fees in the amount of $3,862,766. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended November 30, 2022, were $76,653 and $583, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the year ended November 30, 2022, of $1,233, $7 and $5,786, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until March 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended November 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$107,612	$—
Investor Class	909	—
Class C	54,882	—
Class I	131,847	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of November 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$474,631,658	$303,438,920	$(2,762,411)	$300,676,509

Notes to Financial Statements (continued)
As of November 30, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(207,764,742)	$(126,867)	$300,654,779	$92,763,170
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Partnership investments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of November 30, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$14,215	$(14,215)
The reclassifications for the Fund are primarily due to return of capital distributions.
As of November 30, 2022, for federal income tax purposes, capital loss carryforwards of $207,764,742, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$176,511	$31,254
During the years ended November 30, 2022 and November 30, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$52,550,747	$ 5,904,137
Return of Capital	15,527,198	72,995,633
Total	$68,077,945	$78,899,770
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended November 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended November 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended November 30, 2022, purchases and sales of securities, other than short-term securities, were $217,068 and $255,032, respectively.

26	MainStay Cushing® MLP Premier Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended November 30, 2022 and November 30, 2021, were as follows:
Class A	Shares	Amount
Year ended November 30, 2022:
Shares sold	8,807,029	$ 71,843,787
Shares issued to shareholders in reinvestment of distributions	2,780,383	22,691,743
Shares redeemed	(8,662,302)	(70,108,405)
Net increase (decrease) in shares outstanding before conversion	2,925,110	24,427,125
Shares converted into Class A (See Note 1)	170,723	1,413,711
Shares converted from Class A (See Note 1)	(8,076)	(62,220)
Net increase (decrease)	3,087,757	$ 25,778,616
Year ended November 30, 2021:
Shares sold	8,520,693	$ 60,962,156
Shares issued to shareholders in reinvestment of distributions	3,730,368	26,082,669
Shares redeemed	(12,015,763)	(87,118,355)
Net increase (decrease) in shares outstanding before conversion	235,298	(73,530)
Shares converted into Class A (See Note 1)	156,127	1,082,718
Shares converted from Class A (See Note 1)	(2,147)	(15,545)
Net increase (decrease)	389,278	$ 993,643

Investor Class	Shares	Amount
Year ended November 30, 2022:
Shares sold	190,437	$ 1,579,531
Shares issued to shareholders in reinvestment of distributions	29,000	237,621
Shares redeemed	(55,628)	(455,466)
Net increase (decrease) in shares outstanding before conversion	163,809	1,361,686
Shares converted into Investor Class (See Note 1)	4,202	34,026
Shares converted from Investor Class (See Note 1)	(118,144)	(984,443)
Net increase (decrease)	49,867	$ 411,269
Year ended November 30, 2021:
Shares sold	33,140	$ 241,758
Shares issued to shareholders in reinvestment of distributions	33,720	235,405
Shares redeemed	(36,141)	(248,606)
Net increase (decrease) in shares outstanding before conversion	30,719	228,557
Shares converted into Investor Class (See Note 1)	2,677	18,783
Shares converted from Investor Class (See Note 1)	(44,714)	(321,428)
Net increase (decrease)	(11,318)	$ (74,088)

Class C	Shares	Amount
Year ended November 30, 2022:
Shares sold	3,337,346	$ 22,776,877
Shares issued to shareholders in reinvestment of distributions	2,434,067	16,554,902
Shares redeemed	(6,635,287)	(44,689,885)
Net increase (decrease) in shares outstanding before conversion	(863,874)	(5,358,106)
Shares converted from Class C (See Note 1)	(69,519)	(478,310)
Net increase (decrease)	(933,393)	$ (5,836,416)
Year ended November 30, 2021:
Shares sold	3,301,073	$ 20,417,994
Shares issued to shareholders in reinvestment of distributions	3,439,057	20,520,113
Shares redeemed	(10,688,503)	(63,823,248)
Net increase (decrease) in shares outstanding before conversion	(3,948,373)	(22,885,141)
Shares converted from Class C (See Note 1)	(118,770)	(704,479)
Net increase (decrease)	(4,067,143)	$ (23,589,620)

Class I	Shares	Amount
Year ended November 30, 2022:
Shares sold	9,948,919	$ 85,305,569
Shares issued to shareholders in reinvestment of distributions	3,142,031	27,067,995
Shares redeemed	(12,647,194)	(107,751,709)
Net increase (decrease) in shares outstanding before conversion	443,756	4,621,855
Shares converted into Class I (See Note 1)	10,524	89,174
Shares converted from Class I (See Note 1)	(1,377)	(11,938)
Net increase (decrease)	452,903	$ 4,699,091
Year ended November 30, 2021:
Shares sold	8,454,585	$ 61,935,715
Shares issued to shareholders in reinvestment of distributions	4,156,758	30,413,164
Shares redeemed	(13,498,221)	(97,477,212)
Net increase (decrease) in shares outstanding before conversion	(886,878)	(5,128,333)
Shares converted into Class I (See Note 1)	7,876	57,061
Shares converted from Class I (See Note 1)	(16,948)	(117,110)
Net increase (decrease)	(895,950)	$ (5,188,382)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.

Notes to Financial Statements (continued)
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended November 30, 2022, events and transactions subsequent to November 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On December 29, 2022, the Fund declared a distribution payable of $0.0630 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on December 28, 2022, which were payable on December 29, 2022.
28	MainStay Cushing® MLP Premier Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Cushing® MLP Premier Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
January 25, 2023

Federal Income Tax
Information(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended November 30, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov.  The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
30	MainStay Cushing® MLP Premier Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay Cushing® MLP Premier Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013537.2 MS004-23	MSCU11-01/23
(NYLIM) NL258

Item 2.   Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond, and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended November 30, 2022 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $122,200.

The aggregate fees billed for the fiscal year ended November 30, 2021 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $138,300.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended November 30, 2022; and (ii) $0 for the fiscal year ended November 30, 2021.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended November 30, 2022; and (ii) $0 during the fiscal year ended November 30, 2021. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended November 30, 2022; and (ii) $0 during the fiscal year ended November 30, 2021.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended November 30, 2022 and November 30, 2021 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $223,159 for the fiscal year ended November 30, 2022; and (ii) $78,500 for the fiscal year ended November 30, 2021.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended November 30, 2022 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit

Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certification of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	February 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	February 3, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	February 3, 2023